UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2008

Centillium Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30649	94-3263530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

255 Fourier Avenue
Fremont, California    94539
(Address of principal executive offices including zip code)

(510) 771-3700
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On July 9, 2008, Centillium Communications, Inc., a Delaware corporation ("Centillium" or the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with TranSwitch Corporation, a Delaware corporation ("TranSwitch"), and two wholly owned subsidiaries of TranSwitch, which provides for TranSwitch to acquire Centillium (the "Merger"). The Merger Agreement has been approved by the Boards of Directors of both Centillium and TranSwitch and is subject to Centillium stockholder approval.

Under the terms of the Merger Agreement, TranSwitch will issue an aggregate of 25 million shares of common stock and $15 million, which will be allocated pro rata among holders of Centillium common stock and vested, in-the-money, stock options outstanding at the closing of the Merger.

Any outstanding Centillium stock option that is unvested and exercisable at a price per share that is greater than the Per Share Merger Consideration Value (as defined in the Merger Agreement) immediately prior to the effective time of the Merger, or any outstanding option that is vested and exercisable at a price per share that is greater than the Per Share Merger Consideration Value but less than $5.00, will be converted into a TranSwitch stock option. Centillium restricted stock units that remain unvested immediately prior to the effective time of the Merger will be converted into TranSwitch restricted stock units.

Consummation of the Merger is subject to several closing conditions, including the approval of the principal terms of the Merger Agreement and the Merger by the stockholders of Centillium, the absence of certain governmental restraints, the effectiveness of a Form S-4 registration statement to be filed by TranSwitch, and the receipt of specified consents. The Merger is intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

TranSwitch and Centillium may terminate the Merger Agreement under specified circumstances including, in the case of Centillium, to accept a superior acquisition proposal. The agreement also provides that in specified circumstances, Centillium must pay TranSwitch, or TranSwitch must pay Centillium, a termination fee of $1.23 million.

Concurrently with the execution of the Merger Agreement, TranSwitch entered into voting agreements (the "Voting Agreements") with all of the directors and certain of the executive officers of Centillium, in their respective capacities as stockholders of the Company, pursuant to which each such director and executive officer has agreed to vote all of his or her shares of Centillium common stock in favor of the approval and adoption of the Merger Agreement and the Merger.

The foregoing description of the Merger Agreement and the Voting Agreements is qualified in its entirety by reference to the full text of the Merger Agreement and the form of Voting Agreement, copies of which are filed herewith as Exhibits 2.1 and 99.1 respectively. A copy of the press release issued by Centillium and TranSwitch on July 9, 2008 concerning the transaction is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

For Additional Information:

TranSwitch expects to file a SEC Registration Statement on Form S-4, and TranSwitch and Centillium will file a proxy statement/prospectus with the SEC, in connection with the proposed merger. TRANSWITCH AND CENTILLIUM URGE INVESTORS AND STOCKHOLDERS TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY EITHER PARTY WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders will be able to obtain the proxy statement/prospectus and other documents filed with the SEC free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by TranSwitch will be available free of charge on the investor relations portion of the TranSwitch website at www.transwitch.com. Documents filed with the SEC by Centillium will be available free of charge on the investor relations portion of the Centillium website at www.centillium.com.

Participants in the Solicitation

This communication is not a solicitation of a proxy from any security holder of Centillium. However, Centillium, and certain of its directors and executive officers, may be deemed participants in the solicitation of proxies from the stockholders of Centillium in connection with the Merger. The names of Centillium's directors and executive officers and a description of their interests in Centillium (including their ownership of Centillium stock) are set forth in the proxy statement for Centillium's 2008 annual meeting of stockholders, which was filed with the SEC on April 29, 2008. Investors and stockholders can obtain more detailed information regarding the direct and indirect interests of Centillium's directors and executive officers in the Merger by reading the definitive proxy statement/prospectus when it becomes available.

Item 3.03    Material Modification to Rights of Security Holders.

On July 9, 2008, the Board of Directors of Centillium approved an amendment (the "Amendment") to Centillium's Preferred Stock Rights Agreement (the "Rights Agreement"), dated as of December 30, 2002, to (a) render the Rights Agreement inapplicable to the Merger Agreement, the Merger, the Voting Agreements executed in connection with the Merger and the other transactions contemplated by the Merger Agreement, (ii) ensure that (a) none of TranSwitch nor any affiliate of TranSwitch is an "Acquiring Person" pursuant to the Rights Agreement by reason of the Merger, the execution of the Merger Agreement or the Voting Agreements or any other transaction contemplated by the Merger Agreement and (b) neither a "Distribution Date" nor a "Shares Acquisition Date," as such terms are defined under the Rights Agreement, will occur, in the case of clauses (a) and (b), by reason of the execution of the Merger Agreement, the execution of the Voting Agreements or the consummation of the Merger or the other transactions contemplated by the Merger Agreement and (c) provide that the Rights Agreement shall expire immediately prior to the effective time of the Merger. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which Centillium will file as an exhibit to a Form 8-A/A, and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated July 9, 2008, by and among TranSwitch Corporation, Sonnet Acquisition Corporation, Haiku Acquisition Corporation, and Centillium Communications, Inc.

4.1

Amendment to Preferred Stock Rights Agreement, dated July 9, 2008, by and between the Company and Mellon Investor Services LLC, incorporated by reference to Exhibit 4.2 to the Form 8-A/A filed by Centillium Communications, Inc. on the date hereof.

99.1	Form of Voting Agreement, dated July 9, 2008, by and among TranSwitch Corporation and all of the directors and certain of the executive officers of Centillium Communications, Inc.

99.2	Press release dated July 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therunto duly authorized.

Dated: July 10, 2008

Centillium Communications, Inc.

By:	/s/ Linda Reddick

Linda Reddick
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1

Agreement and Plan of Merger, dated July 9, 2008, by and among TranSwitch Corporation, Sonnet Acquisition Corporation, Haiku Acquisition Corporation, and Centillium Communications, Inc.      Also provided in PDF format as a courtesy.

4.1

Amendment to Preferred Stock Rights Agreement, dated July 9, 2008, by and between the Company and Mellon Investor Services LLC, incorporated by reference to Exhibit 4.2 to the Form 8-A/A filed by Centillium Communications, Inc. on the date hereof.

99.1

Form of Voting Agreement, dated July 9, 2008, by and among TranSwitch Corporation and all of the directors and certain of the executive officers of Centillium Communications, Inc.      Also provided in PDF format as a courtesy.

99.2	Press release dated July 9, 2008. Also provided in PDF format as a courtesy.